                                                                    Exhibit 99.1

                        CIT Equipment Collateral 2005-VT1
                            Monthly Servicing Report

                                                    Determination Date: 05/18/05
                                                     Collection Period: 04/30/05
                                                          Payment Date: 05/20/05

I. AVAILABLE FUNDS

   A. Available Pledged Revenues

      a. Scheduled Payments Received                                                 $24,543,535.01
      b. Liquidation Proceeds Allocated to Owner Trust                                    75,081.33
      c. Required Payoff Amounts of Prepaid Contracts                                  1,995,215.24
      d. Required Payoff Amounts of Purchased Contracts                                        0.00
      e. Proceeds of Clean-up Call                                                             0.00
      f. Investment Earnings on Collection Account and Note Distribution Account               0.00
                                                                                     --------------
            Total Available Pledged Revenues =                                       $26,613,831.58

   B. Determination of Available Funds

      a. Total Available Pledged Revenues                                            $26,613,831.58
      b. Servicer Advances                                                             3,320,832.75
      c. Recoveries of prior Servicer Advances                                        (1,919,366.10)
      d. Withdrawal from Cash Collateral Account                                         254,777.09
                                                                                     --------------
            Total Available Funds =                                                  $28,270,075.32
                                                                                     ==============

II. DISTRIBUTION AMOUNTS

   A. COLLECTION ACCOUNT DISTRIBUTIONS

      1.   Servicing Fee                                                                 467,608.36

      2.   Class A-1 Note Interest Distribution                         381,488.60
           Class A-1 Note Principal Distribution                     23,453,218.52
              Aggregate Class A-1 distribution                                        23,834,707.12

      3.   Class A-2 Note Interest Distribution                         726,933.33
           Class A-2 Note Principal Distribution                              0.00
              Aggregate Class A-2 distribution                                           726,933.33

      4.   Class A-3 Note Interest Distribution                         724,433.33
           Class A-3 Note Principal Distribution                              0.00
              Aggregate Class A-3 distribution                                           724,433.33

      5.   Class A-4 Note Interest Distribution                         338,154.33
           Class A-4 Note Principal Distribution                              0.00
              Aggregate Class A-4 distribution                                           338,154.33

      6.   Class B Note Interest Distribution                            57,375.55
           Class B Note Principal Distribution                          572,029.72
              Aggregate Class B distribution                                             629,405.27

      7.   Class C Note Interest Distribution                            52,122.75
           Class C Note Principal Distribution                          508,470.86
              Aggregate Class C distribution                                             560,593.61

      8.   Class D Note Interest Distribution                            98,415.97
           Class D Note Principal Distribution                          889,824.00
              Aggregate Class D distribution                                             988,239.97

      9.   Deposit to the Cash Collateral Account                                              0.00

      10.  Amounts in accordance with the CCA Loan Agreement                                   0.00

      11.  Remainder to the holder of the equity certificate                                   0.00
                                                                                     --------------
              Collection Account Distributions =                                      28,270,075.32
                                                                                     ==============

   B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

      1.   Payment due on the Senior Loan                                              1,841,757.30

      2.   Payment due on the Holdback                                                         0.00

      3.   Payment to the Depositor                                                            0.00
                                                                                     --------------
              Cash Collateral Account Distributions =                                  1,841,757.30
                                                                                     ==============

   C. INCORRECT DEPOSITS TO BE RETURNED TO CIT

              Collection Account Distributions =                                               0.00
                                                                                     ==============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

     --------------------------------------------------------------------------------
            Distribution           Class A-1      Class A-2    Class A-3    Class A-4
              Amounts                Notes          Notes        Notes        Notes
     --------------------------------------------------------------------------------
1.          Interest Due            381,488.60   726,933.33   724,433.33   338,154.33
2.         Interest Paid            381,488.60   726,933.33   724,433.33   338,154.33
3.       Interest Shortfall               0.00         0.00         0.00         0.00
          ((1) minus (2))
4.         Principal Paid        23,453,218.52         0.00         0.00         0.00

5.   Total Distribution Amount   23,834,707.12   726,933.33   724,433.33   338,154.33
           ((2) plus (4))

     --------------------------------------------------------------------------------
            Distribution         Class B        Class C      Class D    Total Offered
              Amounts             Notes          Notes        Notes         Notes
     --------------------------------------------------------------------------------
1.          Interest Due          57,375.55    52,122.75    98,415.97    2,378,923.86
2.         Interest Paid          57,375.55    52,122.75    98,415.97    2,378,923.86
3.       Interest Shortfall            0.00         0.00         0.00            0.00
          ((1) minus (2))
4.         Principal Paid        572,029.72   508,470.86   889,824.00   25,423,543.10

5.   Total Distribution Amount   629,405.27   560,593.61   988,239.97   27,802,466.96
           ((2) plus (4))

IV. Information Regarding the Securities

A Summary of Balance Information

     ------------------------------------------------------------------------------------------------------------
                                 Applicable   Principal Balance   Class Factor   Principal Balance   Class Factor
                                   Coupon           May-05           May-05            Apr-05           Apr-05
          Class                     Rate         Payment Date     Payment Date      Payment Date     Payment Date
     ------------------------------------------------------------------------------------------------------------
a.   Class A-1 Notes               3.0728%       130,666,723.89       0.63740       154,119,942.41      0.75180
b.   Class A-2 Notes               3.7600%       232,000,000.00       1.00000       232,000,000.00      1.00000
c.   Class A-3 Notes               4.1200%       211,000,000.00       1.00000       211,000,000.00      1.00000
d.   Class A-4 Notes               4.3600%        93,070,000.00       1.00000        93,070,000.00      1.00000
e.      Class B Notes              4.0900%        16,261,871.31       0.89944        16,833,901.03      0.93108
f.      Class C Notes              4.1800%        14,454,996.73       0.89950        14,963,467.59      0.93114
g.      Class D Notes              4.5100%        25,296,244.28       0.89959        26,186,068.28      0.93123

h.         Total Offered Notes                   722,749,836.21                     748,173,379.31

B Other Information

-------------------------------------------------------
                      Scheduled           Scheduled
                  Principal Balance   Principal Balance
                       May-05               Apr-05
     Class           Payment Date        Payment Date
-------------------------------------------------------
Class A-1 Notes        #NAME?              #NAME?

-----------------------------------------------------------------------------------------
                             Target           Class            Target            Class
                       Principal Balance      Floor       Principal Amount       Floor
             Class           May-05           May-05           Apr-05           Apr-05
 Class    Percentage     Payment Date      Payment Date     Payment Date     Payment Date
-----------------------------------------------------------------------------------------
Class A     92.25%       666,736,723.90                    690,189,942.41
Class B      2.25%        16,261,871.31         0.00        16,833,901.03       0.00
Class C      2.00%        14,454,996.72         0.00        14,963,467.59       0.00
Class D      3.50%        25,296,244.27         0.00        26,186,068.28       0.00

V. PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT

      1. Principal Balance of Notes and Equity Certificates                   748,173,379.31
         (End of Prior Collection Period)

      2. Contract Pool Principal Balance (End of Collection Period)           722,749,836.21
                                                                              --------------
            Total monthly principal amount                                     25,423,543.10

   B. PRINCIPAL BREAKDOWN

                                                            No. of Accounts
                                                            ---------------
      1. Scheduled Principal                                     61,441        23,238,521.90
      2. Prepaid Contracts                                         122          2,000,841.00
      3. Defaulted Contracts                                       22             184,180.20
      4. Contracts purchased by CIT Financial USA, Inc.             0                   0.00
                                                            --------------------------------
         Total Principal Breakdown                               61,585        25,423,543.10

VI. CONTRACT POOL DATA

   A. CONTRACT POOL CHARACTERISTICS

                                             ------------------------------------------------
                                                Original          May-05           Apr-05
                                                  Pool         Payment Date     Payment Date
                                             ------------------------------------------------
      1. a. Contract Pool Balance            803,339,897.82   722,749,836.21   748,173,379.31
         b. No of Contracts                          61,944           61,441           61,585
         c. Pool Factor

      2. Weighted Average Remaining Term              37.70            35.28            36.07

      3. Weighted Average Original Term               45.00

   B. DELINQUENCY INFORMATION

                                             ----------------------------------------------------------------
                                                % of      % of Aggregate
                                                         Required Payoff       No. Of      Aggregate Required
                                             Contracts        Amount          Accounts       Payoff Amounts
                                             ----------------------------------------------------------------
      1. Current                                 96.55%            97.43%         59,322       709,571,309.58
         31-60 days                               1.71%             1.69%          1,049        12,288,916.29
         61-90 days                               0.68%             0.37%            417         2,720,151.83
         91-120 days                              0.51%             0.28%            312         2,023,834.86
         120+ days                                0.56%             0.23%            341         1,683,973.36

            Total Delinquency                   100.00%           100.00%         61,441       728,288,185.92

      2. Delinquent Scheduled Payments:

         Beginning of Collection Period                                     4,136,883.06
         End of Collection Period                                           5,538,349.71
                                                                           -------------
            Change in Delinquent Scheduled Payments                         1,401,466.65

   C. DEFAULTED CONTRACT INFORMATION

      1. Required Payoff Amount on Defaulted Contracts                        184,180.20
      2. Liquidation Proceeds received                                         75,081.33
                                                                           -------------
      3. Current Liquidation Net Loss Amount                                  109,098.87
      4. Cumulative Reported Net Losses                                       474,911.42

         Cumulative Net Loss Ratio                                                0.0136%

         Cummlative Net Loss Trigger                                              0.5000%

VII. MISCELLANEOUS INFORMATION

   A. SERVICER ADVANCE BALANCE

      1. Opening Servicer Advance Balance                                   4,136,883.06
      2. Current Period Servicer Advance                                    3,320,832.75
      3. Recoveries of prior Servicer Advances                             (1,919,366.10)
                                                                           -------------
      4. Ending Servicer Advance Balance                                    5,538,349.71

   B. CASH COLLATERAL ACCOUNT

      1. Opening Cash Collateral Account                                                        57,983,436.90

      2. Deposit from the Collection Account                                                             0.00

      3. Investment Earnings.                                                                      126,209.80

      4. Withdrawals from the Cash Collateral Account                                             (254,777.09)

      5. Ending Cash Collateral Account Balance before Distributions                            57,854,869.61

      6. Required Cash Collateral Account Amount                                                56,013,112.31

      7. Cash Collateral Account Surplus                                                         1,841,757.30

         Distribution of CCA
         a. Senior Loan Interest                                                                  (126,209.80)
         b. Senior Loan Principal                                                               (1,715,547.50)
         c. Holdback Amount Interest                                                                     0.00
         d. Holdback Amount Principal                                                                    0.00
                                                                                                -------------
      9. Total Distribution                                                                     (1,841,757.30)

      10. Ending Cash Collateral Account Balance after Distributions                            56,013,112.31

   C. OTHER RELATED INFORMATION

      1. Discount Rate                                                            2.8380%

      2. Life to Date Prepayment (CPR)                                            5.5835%

      3. Life to Date Substitutions:

         a. Prepayments                                                  0.00

         b. Defaults                                                     0.00

         -------------------------------------------------------------------------
                                                         May-05          Apr-05
                           Item                       Payment Date    Payment Date
         -------------------------------------------------------------------------
      4. a. Senior Loan                              24,392,999.18   26,108,546.68
         b. Holdback Amount                          31,129,421.05   31,129,421.05

      5. Applicable Rates for the Interest Period:
         a. Libor Rate for the Interest Period              2.9900%
         b. Senior Loan Interest Rate                       6.4900%
         c. Holdback Amount Interest Rate                   8.9900%

      6. DELINQUENCY, NET LOSSES AND CPR HISTORY

---------------------------------------------------------------------------------------------------
                     % of                  % of                  % of                  % of
                   Aggregate             Aggregate              Aggregate             Aggregate
                Required Payoff       Required Payoff        Required Payoff       Required Payoff
                    Amounts               Amounts                Amounts               Amounts
 Collection
    Periods   31-60 Days Past Due   61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due
---------------------------------------------------------------------------------------------------
04/30/05             1.69%                 0.37%                  0.28%                 0.23%
03/31/05             1.70%                 0.77%                  0.29%                 0.01%
---------------------------------------------------------------------------------------------------

----------------------------------------------------
Collection    Cumulative Net   Monthly Net
  Month      Loss Percentage      Losses     LTD CPR
----------------------------------------------------
 April-05         0.014%        109,098.87    5.58%
 March-05         0.046%        365,812.55    7.35%
----------------------------------------------------